FLORIDA FILING & SEARCH SERVICES, INC.
P.O. BOX 10662 TALLAHASSEE, FL 32302
155 Office Plaza Dr Ste A Tallahassee FL 32301
PHONE: (800) 435-9371; FAX: (866) 860-8395

12 DEC -4 AM 8: 11

DATE: 12/04/12

NAME: USAVE ACQUISITIONS, INC.

TYPE OF FILING: ARTICLES OF INCORPORATION

COST: 70.00

RETURN: PLAIN COPY PLEASE

ACCOUNT: **FCA000000015**

AUTHORIZATION: **ABBIE/PAUL HODGE** Abbie Hodge

COVER LETTER

Department of State
New Filing Section
Division of Corporations
P. O. Box 6327
Tallahassee, FL 32314

SUBJECT: USave Acquisitions, Inc.
(PROPOSED CORPORATE NAME – MUST INCLUDE SUFFIX)

Enclosed are an original and one (1) copy of the articles of incorporation and a check for:

■ $70.00 Filing Fee	☐ $78.75 Filing Fee & Certificate of Status	☐ $78.75 Filing Fee & Certified Copy	☐ $87.50 Filing Fee, Certified Copy & Certificate of Status
		ADDITIONAL COPY REQUIRED	

FROM: Leana Guzman c/o Registered Agent Solutions, Inc.
Name (Printed or typed)

1701 Directors Blvd., Suite 300
Address

Austin, TX 78744
City, State & Zip

888-705-7274
Daytime Telephone number

CLIENTSERVICES@RASI.COM
E-mail address: (to be used for future annual report notification)

NOTE: Please provide the original and one copy of the articles.

ARTICLES OF INCORPORATION
In compliance with Chapter 607 and/or Chapter 621, F.S. (Profit)

ARTICLE I NAME
The name of the corporation shall be: USave Acquisitions, Inc.

ARTICLE II PRINCIPAL OFFICE
Principal street address: 5601 Biscayne Blvd. Miami, Florida 33137

Mailing address, if different is:

ARTICLE III PURPOSE
The purpose for which the corporation is organized is:

Digital Media, Marketing, Internet Communications Holdings Company

12 DEC -4 AM 8:11

ARTICLE IV SHARES
The number of shares of stock is: 4,000,000 Common Stock

ARTICLE V INITIAL OFFICERS AND/OR DIRECTORS

Name and Title: Jim Ennis
Address: 29 Roundtree Lane
Montrose, NY 10548

Name and Title:
Address:

Name and Title:
Address:

Name and Title:
Address:

Name and Title:
Address:

Name and Title:
Address:

ARTICLE VI REGISTERED AGENT
The name and Florida street address (P.O. Box NOT acceptable) of the registered agent is:

Name: REGISTERED AGENT SOLUTIONS, INC.
Address: 155 Office Plaza Dr. Suite A
Tallahassee, FL 32301

ARTICLE VII INCORPORATOR
The name and address of the Incorporator is:

Name: Jim Ennis
Address: 29 Roundtree Lane
Montrose, NY 10548

Having been named as registered agent to accept service of process for the above stated corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity.

Art Flores, Asst. Sec. — 12/4/12
Required Signature/Registered Agent — Date

I submit this document and affirm that the facts stated herein are true. I am aware that the false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S.

12/4/12
Required Signature/Incorporator — Date

P12000099184

____
(Requestor's Name)

____
(Address)

____
(Address)

____
(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

____
(Business Entity Name)

____
(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

600242199866

12 DEC -4 AM 8: 11

RECEIVED
DEPARTMENT OF STATE
12 DEC -4 PM 4: 14

MD 12/5

FLORIDA FILING & SEARCH SERVICES, INC.
P.O. BOX 10662 TALLAHASSEE, FL 32302
155 Office Plaza Dr Ste A Tallahassee FL 32301
PHONE: (800) 435-9371; FAX: (866) 860-8395

DATE: 2/20/13

NAME: USAVE ACQUISITIONS, INC

TYPE OF FILING: **ARTICLES OF CORRECTION**

COST: **35.00**

RETURN: **PLAIN COPY PLEASE**

ACCOUNT: **FCA000000015**

AUTHORIZATION: **ABBIE/PAUL HODGE** Abbie Hodge

FLORIDA DEPARTMENT OF STATE
Division of Corporations

RECEIVED
13 FEB 22 AM 10: 50

February 20, 2013

ABBIE HODGE
FLORIDA FILING & SEARCH SERVICES, INC.
P. O. BOX 10662
TALLAHASSEE, FL 32302

SUBJECT: USAVE ACQUISITIONS, INC.
Ref. Number: P12000099184

We have received your document . However, the enclosed document has not been filed and is being returned to you for the following reason(s):

Articles of Correction must be filed within 30 days of the file date of the document that is being corrected. As the time period for filing Articles of Correction has expired, an amendment to the articles of incorporation could be filed at this time.

Amendments for Florida profit corporations are filed in compliance with section 607.1006, Florida Statutes. Please see the enclosed information.

Please return your document, along with a copy of this letter, within 60 days or your filing will be considered abandoned.

If you have any questions concerning the filing of your document, please call (850) 245-6050.

Darlene Connell
Regulatory Specialist II

Letter Number: 513A00004161

Please retain original file date. Thanks

FILED
2013 FEB 20 PM 4: 13
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

USAVE ACQUISITIONS, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P12000099184

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida ______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(*if not applicable, indicate N/A*)

Shares: The total number of shares of common stock shall be increased to 50,000,000 from previous total of 4,000, 000 shares of common stock.

The date of each amendment(s) adoption: 2/21/13

Effective date if applicable: upon approval

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 02/21/2013

Signature ______________________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Jim Ennis
(Typed or printed name of person signing)

President/CEO
(Title of person signing)

P12000099184

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

100244892871

RECEIVED
2013 FEB 20 AM 11: 05
SUFFICIENCY OF FILING

FILED
2013 FEB 20 PM 4: 13
TALLAHASSEE, FLORIDA

2/22/13

SECRETARY OF THE STATE OF CONNECTICUT
MAILING ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE, P.O. BOX 150470, HARTFORD, CT 06115-0470
DELIVERY ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE, 30 TRINITY STREET, HARTFORD, CT 06106
PHONE: 860-509-6003 WEBSITE: www.concord-sots.ct.gov

ORGANIZATION AND FIRST REPORT

STOCK OR NON-STOCK CORPORATIONS

USE INK. COMPLETE ALL SECTIONS. PRINT OR TYPE. ATTACH 81/2 X 11 SHEETS IF NECESSARY.

FILING PARTY *(CONFIRMATION WILL BE SENT TO THIS ADDRESS)*:

NAME: USAVECT-Inc
ADDRESS: 116 Court Street
CITY: New Haven
STATE/COUNTRY: CT 06510
ZIP: 06510

FILING FEE: $150
***EXCEPTION:** $50.00 FILING FEE FOR NONSTOCK (NONPROFIT) CORPORATIONS.*
MAKE CHECKS PAYABLE TO "SECRETARY OF THE STATE"

1. NAME OF CORPORATION:
USAVeCT Inc

2. DATE OF ORGANIZATION MEETING:
12/5/2011

3. ADDRESS OF PRINCIPAL OFFICE: *PROVIDE FULL ADDRESS. "SAME AS ABOVE" NOT ACCEPTABLE.*
ADDRESS: 116 Court street
CITY: New Haven
STATE/COUNTRY: CT
ZIP: 06510

4. MAILING ADDRESS: *(IF OTHER THAN PRINCIPAL OFFICE ADDRESS) PROVIDE FULL ADDRESS. "SAME AS ABOVE" NOT ACCEPTABLE.*
ADDRESS: 116 Court Street
CITY: New Haven
STATE/COUNTRY: CT
ZIP: 06510

5. OFFICERS *(ATTACH 81/2 X 11 SHEETS IF NECESSARY)*:

A. OFFICER'S NAME: JAMES Ennis **TITLE:** President

RESIDENCE ADDRESS: *(P.O.BOX UNACCEPTABLE)*	**BUSINESS ADDRESS:** *(P.O.BOX UNACCEPTABLE)*
ADDRESS: 116 Court Street	ADDRESS:
CITY: New Haven	CITY:
STATE/ COUNTRY: CT	STATE/ COUTRY:
ZIP: 06510	ZIP:

B. OFFICER'S NAME: **TITLE:**

RESIDENCE ADDRESS: *(P.O.BOX UNACCEPTABLE)*	**BUSINESS ADDRESS:** *(P.O.BOX UNACCEPTABLE)*
ADDRESS:	ADDRESS:
CITY:	CITY:
STATE/ COUNTRY:	STATE/ COUNTRY:
ZIP:	ZIP:

FORM COS-1-1.0
Rev. 10/27/2010

C. OFFICER'S NAME:	TITLE:
RESIDENCE ADDRESS: *(P.O.BOX UNACCEPTABLE)* ADDRESS: CITY: STATE/ COUNTRY: ZIP:	**BUSINESS ADDRESS:** *(P.O.BOX UNACCEPTABLE)* ADDRESS: CITY: STATE/ COUNTRY: ZIP:

6. DIRECTORS *(ATTACH 81/2 X 11 SHEETS IF NECESSARY)*:

A. DIRECTOR'S NAME: James Ennis	
RESIDENCE ADDRESS: *(P.O.BOX UNACCEPTABLE)* ADDRESS: 116 Cosat Street CITY: New Haven STATE/ COUNTRY: CT ZIP: 06510	**BUSINESS ADDRESS:** *(P.O.BOX UNACCEPTABLE)* ADDRESS: CITY: STATE/ COUNTRY: ZIP:

B. DIRECTOR'S NAME:	
RESIDENCE ADDRESS: *(P.O.BOX UNACCEPTABLE)* ADDRESS: CITY: STATE/ COUNTRY: ZIP:	**BUSINESS ADDRESS:** *(P.O.BOX UNACCEPTABLE)* ADDRESS: CITY: STATE/ COUNTRY: ZIP:

7. EXECUTION:

DATED THIS 5th DAY OF December, 20 11

NAME OF SIGNATORY (PRINT OR TYPE)	CAPACITY/TITLE OF SIGNATORY	SIGNATURE
James Ennis	President	[signature]

INSTRUCTIONS FOR COMPLETION OF THE ORGANIZATION REPORT CORPORATION

Instructions correspond with numbered entries on the form

1. NAME OF CORPORATION: Please provide the complete name of the corporation as it currently appears on the records of the Secretary of the State.

2. DATE OF ORGANIZATION MEETING: Please provide the month, day and year on which the organization meeting took place.

3. ADDRESS OF PRINCIPAL OFFICE: Please provide a complete address of the corporation's principal office including a number, street, city, state and postal code.P.O. boxes are only acceptable as additional information.

4. MAILING ADDRESS: Please provide the address to which the Secretary of the State should mail the corporation's annual report form, if other than its principal office address. A P.O. Box is acceptable for this address.

5. OFFICERS: Please provide the name of all of the corporation's officers, their titles and their residence and business addresses. Complete street addresses including a street number, street name, city, state, postal code and country if other than the United States are required. Note: P.O. boxes are only acceptable as additional information.

6. DIRECTORS: Please provide the name of all of the corporation's directors and their residence and business addresses. Complete street addresses including a street number, street name, city, state, postal code and country if other than the United States are required. Note: P.O. boxes are only acceptable as additional information.

7. EXECUTION: The document must be executed by someone listed in sections 5 and/or 6. That person must print or type their name, state the capacity under which they sign and provide a signature. The execution constitutes a legal statement under the penalties of false statement that the information provided in the document is true.

OFFICE OF THE SECRETARY OF THE STATE

MAILING ADDRESS:
COMMERCIAL RECORDING DIVISION
CONNECTICUT SECRETARY OF THE STATE
P.O. BOX 150470
HARTFORD, CT 06115-0470

DELIVERY ADDRESS:
COMMERCIAL RECORDING DIVISION
CONNECTICUT SECRETARY OF THE STATE
30 TRINITY STREET
HARTFORD, CT 06106

PHONE: 860-509-6003

WEBSITE: www.concord-sots.ct.gov

SECRETARY OF THE STATE OF CONNECTICUT

MAILING ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE, P.O. BOX 150470, HARTFORD, CT 06115-0470
DELIVERY ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE, 30 TRINITY STREET, HARTFORD, CT 06106
PHONE: 860-509-6003 WEBSITE: www.concord-sots.ct.gov

CERTIFICATE OF INCORPORATION

STOCK CORPORATION

USE INK. COMPLETE ALL SECTIONS. PRINT OR TYPE. ATTACH 81/2 X 11 SHEETS IF NECESSARY.

FILING PARTY *(CONFIRMATION WILL BE SENT TO THIS ADDRESS)*:

NAME: USAVECT, INC.
ADDRESS: 116 Court Street
CITY: New Haven
STATE: CT ZIP: 06510

FILING FEE: $250

INCLUDES FRANCHISE TAX UP TO 20,000 SHARES

MAKE CHECKS PAYABLE TO "SECRETARY OF STATE"

1. NAME OF CORPORATION:

USAVECT, INC.

2. TOTAL NUMBER OF AUTHORIZED SHARES:

20,000 Authorized Common Stock

IF THE CORPORATION HAS MORE THAN ONE CLASS OF SHARES, IT MUST DESIGNATE EACH CLASS AND THE NUMBER OF SHARES AUTHORIZED WITHIN EACH CLASS BELOW.

CLASS:	NUMBER OF SHARES PER CLASS:

3. TERMS, LIMITATIONS, RELATIVE RIGHTS AND PREFERENCES OF EACH CLASS OF SHARES AND SERIES THEREOF PURSUANT TO CONN. GEN. STAT. SECTION 33-665:

FORM CIS-1-1.0
Rev. 7/2010

4. APPOINTMENT OF REGISTERED AGENT: *(PLEASE SELECT ONLY ONE A. OR B AND PRINT OR TYPE NAME OF AGENT.)*

A. INDIVIDUAL'S AGENT NAME: Registered Agent Solutions

BUSINESS ADDRESS: *(P.O.BOX UNACCEPTABLE)*	**RESIDENCE ADDRESS:** *(P.O.BOX UNACCEPTABLE)*
ADDRESS: 750 OLD Main Street	ADDRESS:
CITY: Rocky Hill	CITY:
STATE: CT ZIP: 06067	STATE: ZIP:

B. BUSINESS ENTITY:

ADDRESS: *(P.O.BOX UNACCEPTABLE)*

ADDRESS:

CITY:

STATE: ZIP:

ACCEPTANCE OF APPOINTMENT

SIGNATURE OF AGENT

5. OTHER PROVISIONS:

6. EXECUTION: CERTIFICATE MUST BE SIGNED BY EACH INCORPORATOR

DATED THIS ____________ **DAY OF** ________________ **,20** __________

NAME OF INCORPORATOR(S) (print or type)	ADDRESS	SIGNATURE(S)
JAMES ENNIS	ADDRESS: 116 Court Street CITY: New Haven STATE: CT ZIP: 06510	[signature]
	ADDRESS: CITY: STATE: ZIP:	
	ADDRESS: CITY: STATE: ZIP:	

INSTRUCTIONS FOR COMPLETION OF THE CERTIFICATE OF INCORPORATION STOCK CORPORATION

INSTRUCTIONS

1. NAME OF CORPORATION: Please provide the name of the corporation. The name of the corporation must contain one of the following designations: "corporation", "incorporated", or "company", or the abbreviation "corp.", "inc." or "co.", or words or abbreviations of like import in another language. The name must also be distinguishable from other business names on the records of the Secretary of the State.

2. TOTAL NUMBER OF AUTHORIZED SHARES: Please provide the total number of shares the corporation is authorized to issue. Refer to Fee Schedule for amount due.

3. TERMS, LIMITATIONS, RELATIVE RIGHTS AND PREFERENCES OF EACH CLASS OF SHARES AND SERIES THEREOF PURSUANT TO CONN. GEN. STAT. SECTION 33-665: Please set forth all information required by section 33-665 as amended for each class of stock authorized in item number 3.

4. APPOINTMENT OF REGISTERED AGENT: The corporation may appoint either a natural person who is a resident of Connecticut; a Connecticut corporation, limited liability company, limited liability partnership, or statutory trust; or a foreign corporation, limited liability company, limited liability partnership or statutory trust which has procured a certificate of authority to transact business in Connecticut. Please note the following: if the agent being appointed is a natural person, that person's business address must be provided under the heading Business address. Their residence address under the heading Residence address; if the agent appointed is a business, it must provide its principal office under Business address heading; the agent must sign accepting the appointment in the space provided; the signatory must print their name and the capacity under which they sign if signing on behalf of a business; the **corporation may not appoint itself as its registered agent** and; all addresses must include a street number, street name, city, state, postal code.

5. OTHER INFORMATION: Please present in the space provided or on an attachment any information which a stock corporation is permitted but not required to provide.

6. EXECUTION: The document must be executed by one or more incorporators, each of whom must provide an address containing a street and number, city, state and a postal code. The execution constitutes legal statement under the penalties of false statement that the information provided in the document is true.

NEW JERSEY DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE

CERTIFICATE OF INC, (PROFIT)

USAVENJ.COM INCORPORATED

0400456006

The above-named DOMESTIC PROFIT CORPORATION was duly filed in accordance with New Jersey state law on 12/05/2011 and was assigned identification number 0400456006. Following are the articles that constitute its original certificate.

1. **Name:**
   USAVENJ.COM INCORPORATED
2. **Registered Agent:**
   REGISTERED AGENT SOLUTIONS, INC.
3. **Registered Office:**
   208 WEST STATE STREET
   TRENTON,, NJ 08608
4. **Business Purpose:**
   Digital Coupons, Digital Media & Marketing
5. **Stock:**
   20000
6. **Effective Date of this Filing is:**
   12/05/2011
7. **Designation of Shares:**
   COMMON STOCK; TWENTY THOUSAND SHARES AUTHORIZED, PAR VALUE 0.001 PER SHARE. ARTICLES OF INCORPORATION TO AUTHORIZE THE CREATION OF TWENTY THOUSAND SHARES OF BLANK CHECK CONVERTIBLE PREFERRED STOCK; TWENTY THOUSAND SHARES AUTHORIZED; PAR VALUE 0.001 PER SHARE; NONE ISSUED AND OUTSTANDING.
8. **Statement of Authority:**
   ARTICLES OF INCORPORATION TO AUTHORIZE THE CREATION OF TWENTY THOUSAND SHARES OF BLANK CHECK CONVERTIBLE PREFERRED STOCK; TWENTY THOUSAND SHARES AUTHORIZED; PAR VALUE 0.001 PER SHARE; NONE ISSUED AND OUTSTANDING.
9. **First Board of Directors:**

   JIM ENNIS
   20 HARRISON AVENUE
   WALDWICK, FL 07463

10. **Incorporators:**

    JIM ENNIS
    20 HARRISON AVENUE
    WALDWICK, FL 07463

11. **Main Business Address:**
    20 HARRISON AVENUE
    WALDWICK, NJ 07463

NEW JERSEY DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE

CERTIFICATE OF INC, (PROFIT)

USAVENJ.COM INCORPORATED

0400456006

Signatures:

JIM ENNIS


THE GREAT SEAL OF THE STATE OF NEW JERSEY
LIBERTY AND
PROSPERITY
1776

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 5th day of December, 2011

Andrew P Sidamon-Eristoff
State Treasurer

Certification# 122301375

Verify this certificate at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp